UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2018

FS Investment Corporation III

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-01047 (Commission File Number)	90-0994912 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On July 16, 2018, Jefferson Square Funding LLC (“Jefferson Square”), a wholly-owned financing subsidiary of FS Investment Corporation III, entered into an Amended and Restated Loan and Security Agreement (the “Amended and Restated Agreement”) with JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent, each of the lenders party thereto, and State Street Bank and Trust Company, as collateral agent, securities intermediary, and collateral administrator, amending the Loan Agreement, dated May 8, 2015 and as subsequently amended, among Jefferson Square, JPMorgan, as administrative agent, each of the lenders party thereto, Citibank, N.A., as collateral agent and securities intermediary, and Virtus Group, LP, as collateral administrator.

The Amended and Restated Agreement provides for, among other things, (i) decreasing the interest rate on US dollar borrowings to 3-month LIBOR plus 2.50% per annum, (ii) extending the maturity date to July 16, 2022, (iii) temporarily increasing the total amount of available borrowings to $800,000,000, (iv) permitting Jefferson Square to borrow, pay down, and reborrow a certain percentage of the total available borrowings on a revolving basis, and (v) permitting a limited amount of borrowings in certain foreign currencies.

The foregoing description of the Amended and Restated Agreement is a summary only and is qualified in all respects by the provisions of the Amended and Restated Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Loan and Security Agreement, dated as of July 16, 2018, by and between Jefferson Square Funding LLC, JPMorgan Chase Bank, N.A., the lenders party thereto, and State Street Bank and Trust Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation III

Date:	July 20, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Loan and Security Agreement, dated as of July 16, 2018, by and between Jefferson Square Funding LLC, JPMorgan Chase Bank, N.A., the lenders party thereto, and State Street Bank and Trust Company.